                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 3, 2000

                             IMS HEALTH INCORPORATED
             (Exact name of registrant as specified in its charter)



  DELAWARE                        001-14049                    06-1506026
(State of                 (Commission File Number)           (IRS Employer
incorporation)                                               Identification No.)


200 Nyala Farms
WESTPORT, CT                                                        06880
(Address of principal executive offices)                         (Zip Code)

                                 (203) 222-4200
                         (Registrant's telephone number,
                              including area code)



                                       N/A
          (Former name or former address, if changed since last report)

Item 1.  Not Applicable.

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On October 3, 2000, Elbejay Acquisition Corp. ("Merger Sub"), a Delaware corporation and a wholly owned subsidiary of The TriZetto Group, Inc. ("TriZetto"), a Delaware corporation, was merged (the "Merger") with and into ERISCO Managed Care Technologies, Inc. ("Erisco"), a New York corporation and a wholly owned subsidiary of IMS Health Incorporated ("IMS"), a Delaware corporation, pursuant to the Agreement and Plan of Reorganization, dated as of May 16, 2000 (the "Merger Agreement"), by and among TriZetto, Merger Sub, IMS, and Erisco. The Merger effectuated IMS's sale of Erisco to TriZetto. In consideration of the Merger, TriZetto issued 12,142,857 shares of common stock, par value $0.001 per share (the "TriZetto Common Stock"), of TriZetto to IMS.

         The transaction will be accounted for by IMS as a disposition of Erisco in exchange for the acquisition of an approximately 36% interest in TriZetto. The gross proceeds received by IMS, based on the closing share price of TriZetto Common Stock on the Nasdaq National Market on October 2, 2000 ($15.125 per share), were approximately $183.7 million.

         Except as otherwise provided in this Current Report on Form 8-K, capitalized terms that are used but not otherwise defined in this Current Report shall have the meanings assigned to such terms in the Merger Agreement, which is incorporated herein by reference in its entirety.

         As contemplated by the Merger Agreement, TriZetto's board of directors appointed IMS's director-nominee, Victoria R. Fash, President and Chief Executive Officer of IMS, to the TriZetto board of directors.

         Additionally, as contemplated by the Merger Agreement, IMS and TriZetto entered into a Stockholder Agreement and a Registration Rights Agreement in the forms attached as exhibits to the Merger Agreement, and a Transitional Services Agreement, Data Rights Agreement, and HealthWeb License Agreement in accordance with the principal terms set forth in the Merger Agreement.

         The Stockholder Agreement imposes certain restrictions on IMS. These restrictions include, without limitation: (i) a standstill provision restricting IMS from, among other things, acquiring additional shares of TriZetto Common Stock until the earlier of the fourth anniversary of the Closing Date, or the date on which a Change of Control (as defined in the Stockholder Agreement) of TriZetto shall have occurred or TriZetto shall have publicly announced its willingness to consider a transaction that would constitute a Change of Control;
(ii) a share transfer restriction that limits transfers of TriZetto Common Stock by IMS until the earlier of the date two years after the Closing Date, the date on which IMS beneficially owns less than 10% of the outstanding TriZetto Common Stock measured as of the Closing Date, or the date on which a Change of Control of TriZetto shall have occurred; (iii) a right of first refusal for TriZetto on transfers by IMS of more than 10% of the outstanding TriZetto Common Stock measured as of the time of the transfer commencing upon the termination of the share transfer restriction period and continuing until the date on which IMS beneficially owns less than 10% of the outstanding TriZetto Common Stock measured as of the Closing Date (unless a Change of Control of TriZetto shall have occurred); and (iv) a right of first offer for TriZetto on any transfer of TriZetto Common Stock by IMS commencing upon the termination of the share transfer restriction period and continuing until the date on which IMS beneficially owns less than 10% of the outstanding TriZetto Common Stock measured as of the Closing Date. The Stockholder Agreement also grants IMS, for so long as IMS beneficially owns more than 10% of the outstanding TriZetto Common Stock measured as of the Closing Date, (i) the right to designate one director-nominee to the TriZetto Board of Directors and (ii) consent rights regarding certain transactions by TriZetto, subject, in each case, to earlier termination of such rights upon the occurrence of certain events.

         Pursuant to the Registration Rights Agreement, IMS was granted registration rights in respect of the shares of TriZetto Common Stock issued to IMS in connection with the sale of Erisco.

         Additionally, pursuant to Section 6.14 of the Merger Agreement, TriZetto has adopted a Stockholder Protection Rights Agreement as set forth more fully in the Merger Agreement.

         The foregoing descriptions of the Merger Agreement, the Stockholder Agreement, and the Registration Rights Agreement, are qualified in their entirety by reference to the respective agreements, which are Exhibits 2.1, 99.1, and 99.2, respectively, hereto. The Merger Agreement was filed by IMS as
Exhibit 2.1 to its Current Report on Form 8-K filed May 17, 2000. The Stockholder Agreement and the Registration Rights Agreement were filed by IMS as Exhibits C and D to its Schedule 13D/A2 filed October 6, 2000. The Merger Agreement, the Stockholder Agreement and the Registration Rights Agreement are specifically incorporated herein by reference in response to this Item 2.

FORWARD-LOOKING STATEMENTS

              This Current Report on Form 8-K, as well as information included in oral statements or other written statements made or to be made by IMS, contain statements which, in the opinion of IMS, may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this report and include, but are not limited to, all statements relating to plans for future growth and other business development activities as well as capital expenditures, financing sources, dividends, divestitures, useful lives of intangible assets and the effects of regulation and competition, Euro conversion and all other statements regarding the intent, plans, beliefs or expectations of IMS or its directors or officers. Stockholders are cautioned that such forward-looking statements are not assurances for future performance or events and involve risks and uncertainties that could cause actual results and developments to differ materially from those covered in such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with operating on a global basis, including fluctuations in the value of foreign currencies relative to the U.S. dollar, and the ability to successfully hedge such risks; to the extent
IMS seeks growth through acquisitions, alliances or joint ventures, the ability to identify, consummate and integrate acquisitions, alliances and ventures on satisfactory terms; the ability to develop new or advanced technologies, systems and products for its business on time and on a cost-effective basis including but not limited to those that use or are related to the Internet; the ability to successfully maintain historic effective tax rates; competition, particularly in the markets for pharmaceutical information; regulatory, legislative and enforcement initiatives, particularly in the area of medical privacy and tax; the ability to timely and cost-effectively resolve any problems associated with the Euro currency issue; the ability to obtain future financing on satisfactory terms; deterioration in economic conditions, particularly in the pharmaceutical, healthcare, or other industries in which customers may operate; consolidation in the pharmaceutical industry and the other industries in which IMS's customers operate; conditions in the securities markets which may affect the value or liquidity of portfolio investments and management's estimates of lives of assets, recoverability of assets, fair market value, estimates and liabilities and accrued income tax benefits and liabilities; and; failure of third parties to convert their information technology systems to the Euro currency in a timely manner and actions of government agencies and other third parties with respect to Euro currency issues. Consequently, all the forward-looking statements contained in this Current Report on Form 8-K are qualified by the information contained herein, and by the material set forth under the headings "Business" and "Factors that May Affect Future Results" in IMS's Annual Report on Form 10-K for the year ended December 31, 1999. IMS is under no obligation to publicly release any revision to any forward-looking statement contained or incorporated herein to reflect any future events or occurrences.

Items 3-6. Not Applicable

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

         None

(b) Pro Forma Financial Information.

         The following unaudited pro forma condensed consolidated statement of financial position and income statements present pro forma financial information for IMS giving effect to the sale of Erisco. The unaudited pro forma condensed consolidated statement of financial position as of June 30, 2000 is presented as if the sale had occurred as of that date. The unaudited pro forma condensed consolidated income statement for the six months ended June 30, 2000 and for the fiscal year ended December 31, 1999 are presented as if the sale of Erisco had occurred at the beginning of each of the periods presented.

         The unaudited pro forma condensed consolidated statement of financial position and income statements have been derived from and should be read in conjunction with the unaudited condensed consolidated financial statements and notes thereto included in IMS's Quarterly Report on Form 10-Q for the period ended June 30, 2000 and the audited consolidated financial statements and notes thereto included in IMS's Annual Report on Form 10-K for the year ended December 31, 1999.

         In addition, as reported in IMS's Current Report on Form 8-K dated September 15, 2000, on August 31, 2000, IMS completed the spin-off of Synavant Inc. ("Synavant"), a wholly owned subsidiary of IMS, by means of a pro rata distribution to the shareholders of record of IMS on July 28, 2000. Such shareholders were issued one share of Synavant common stock, par value $.01 per share, for every twenty shares of IMS common stock, par value $.01 per share, held. The pro forma impact of the Synavant transaction is separately disclosed in IMS's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 15, 2000. As indicated below, these pro forma adjustments are also reflected in the following unaudited pro forma condensed consolidated financial statements. The unaudited pro forma financial information may not necessarily be indicative of what IMS's results of operations or financial position would have been had the spin-off and/or the sale been in effect for and as of the periods and date presented, nor is such information necessarily indicative of IMS's results of operations or financial position for or as of any future period or date. The unaudited pro forma information does not reflect the operating results that would have been incurred had TriZetto been accounted for as an equity investment as described below.

                             IMS HEALTH INCORPORATED
   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                               AS OF JUNE 30, 2000

Dollar amounts in thousands


                                                  UNAUDITED
                                                  PRO FORMA         UNAUDITED         UNAUDITED
                                                 ADJUSTED FOR       PRO FORMA         PRO FORMA
                                                   SYNAVANT      ADJUSTMENTS FOR
                                                   SPIN-OFF(1)     ERISCO SALE
-------------------------------------------------------------------------------------------------

ASSETS

TOTAL CURRENT ASSETS                                $559,646          ($5,478)          $554,168

SECURITIES AND OTHER INVESTMENTS                     197,554           130,000           327,554
PROPERTY, PLANT AND EQUIPMENT - NET                  146,880           (4,284)           142,596

TOTAL OTHER ASSETS - NET                             337,570          (18,639)           318,931

-------------------------------------------------------------------------------------------------
TOTAL ASSETS                                      $1,241,650          $101,599        $1,343,249
-------------------------------------------------------------------------------------------------

SHORT TERM DEBT                                     $344,728           $32,000          $376,728
OTHER CURRENT LIABILITIES                            341,457          (21,054)           320,403

POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS          27,498                 0            27,498
OTHER LIABILITIES                                    120,849           (2,155)           118,694

TOTAL LIABILITIES                                    834,532             8,791           843,323
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES

MINORITY INTERESTS                                   127,802                 0           127,802

TOTAL SHAREHOLDERS' EQUITY                           279,316            92,808           372,124

-------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        $1,241,650          $101,599        $1,343,249
-------------------------------------------------------------------------------------------------

(1) As reported in IMS's Current Report on Form 8-K filed on September 15, 2000.

See Notes to Unaudited Pro Forma Condensed Consolidated Statements.

                             IMS HEALTH INCORPORATED
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000

Dollar amounts in thousands, except per share data


                                                           UNAUDITED           UNAUDITED      UNAUDITED
                                                       PRO FORMA ADJUSTED      PRO FORMA      PRO FORMA
                                                          FOR SYNAVANT      ADJUSTMENTS FOR
                                                            SPIN-OFF(1)       ERISCO SALE
------------------------------------------------------------------------------------------------------

OPERATING REVENUE                                             $628,895           $24,502     $604,393
------------------------------------------------------------------------------------------------------
Operating Costs                                                242,179             8,272      233,907
Selling and Administrative Expenses                            185,606            12,328      173,278
Depreciation and Amortization                                   36,138             1,955       34,183
------------------------------------------------------------------------------------------------------
OPERATING INCOME                                               164,972             1,947      163,025
------------------------------------------------------------------------------------------------------

Interest Income                                                  1,977                          1,977
Interest Expense                                               (3,294)             1,120      (4,414)
Gains from Dispositions - Net                                   57,714                         57,714
Other Expense - Net                                           (13,361)                       (13,361)
------------------------------------------------------------------------------------------------------

Non-Operating Income - Net                                      43,036             1,120       41,916
------------------------------------------------------------------------------------------------------

Income Before Provision for Income Taxes                       208,008             3,067      204,941
Provision for Income Taxes                                    (65,911)           (1,123)     (64,788)
------------------------------------------------------------------------------------------------------
NET INCOME                                                    $142,097            $1,944     $140,153
------------------------------------------------------------------------------------------------------

BASIC EARNINGS PER SHARE OF COMMON STOCK                         $0.48             $0.01        $0.47
------------------------------------------------------------------------------------------------------

DILUTED EARNINGS PER SHARE OF COMMON STOCK                       $0.47             $0.00        $0.47
------------------------------------------------------------------------------------------------------

Average Number of Shares Outstanding - Basic               298,576,000                    298,576,000
Dilutive Effect of Shares Issuable during the period         2,126,000                      2,126,000
Under Stock Option Plans
Adjustment of shares applicable to exercised or                 48,000                         48,000
cancelled stock options during the period
Average Number of Shares Outstanding - Diluted             300,750,000                    300,750,000
------------------------------------------------------------------------------------------------------

(1) As reported in IMS's Current Report on Form 8-K filed on September 15, 2000.

See Notes to Unaudited Pro Forma Condensed Consolidated Statements

                             IMS HEALTH INCORPORATED
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999


Dollar amounts in thousands, except per share data


                                                           UNAUDITED            UNAUDITED        UNAUDITED
                                                           PRO FORMA            PRO FORMA        PRO FORMA
                                                          ADJUSTED FOR         ADJUSTMENTS
                                                       SYNAVANT SPIN-OFF(1)  FOR ERISCO SALE
------------------------------------------------------------------------------------------------------------

OPERATING REVENUE                                         $1,194,581            $48,224           $1,146,357
Operating Costs                                              471,569             11,645              459,924
Selling and Administrative Expenses                          322,417             24,167              298,250
Depreciation and Amortization                                 72,260              4,300               67,960
OPERATING INCOME                                             328,335              8,112              320,223

Interest Income                                                8,027                                   8,027
Interest Expense                                             (7,283)              2,240              (9,523)
Gains from Dispositions - Net                                 25,264                                  25,264
Other Expense - Net                                         (16,823)                 11             (16,834)

Non-Operating Income - Net                                     9,185              2,251                6,934

Income Before Provision for Income Taxes                     337,520             10,363              327,157
Provision for Income Taxes                                  (85,869)            (4,136)             (81,733)
Income from Continuing Operations                            251,651              6,227              245,424
Income from Discontinued Operations, Net of Income            25,695                                  25,695
Taxes of $12,635 for December 31, 1999
-------------------------------------------------------------------------------------------      -----------
NET INCOME                                                  $277,346             $6,227             $271,119
-------------------------------------------------------------------------------------------      -----------

EARNINGS PER SHARE OF COMMON STOCK
BASIC
INCOME FROM CONTINUING OPERATIONS                              $0.81              $0.02                $0.79
INCOME FROM DISCONTINUED OPERATIONS                             0.08               0.00                 0.08

BASIC EARNINGS PER SHARE OF COMMON STOCK                       $0.89              $0.02                $0.87
-------------------------------------------------------------------------------------------      -----------

DILUTED
INCOME FROM CONTINUING OPERATIONS                              $0.79              $0.02                $0.77
INCOME FROM DISCONTINUED OPERATIONS                             0.08               0.00                 0.08
-------------------------------------------------------------------------------------------      -----------

DILUTED EARNINGS PER SHARE OF COMMON STOCK                     $0.87              $0.02                 0.85
-------------------------------------------------------------------------------------------      -----------

Average Number of Shares Outstanding - Basic             311,976,000                  0          311,976,000
Dilutive Effect of Shares Issuable during the period       5,703,000                               5,703,000
Under Stock Option Plans
Adjustment of shares applicable to exercised or            1,506,000                  0            1,506,000
cancelled stock options during the period
Average Number of Shares Outstanding - Diluted           319,185,000                  0          319,185,000
-------------------------------------------------------------------------------------------      -----------

(1) As reported in IMS's Current Report on Form 8-K filed on September 15, 2000.

See Notes to Unaudited Pro Forma Condensed Consolidated Statements

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION AND INCOME STATEMENTS

         As consideration for its sale of Erisco to TriZetto, IMS received 12,142,857 shares of TriZetto Common Stock, which, based on the closing price of such stock on the Nasdaq National Market of $15.125 on October 2, 2000, provided total gross proceeds to IMS of $183,661.

         Following the acquisition, IMS will account for its ownership interest in TriZetto on an equity basis, recording its share of the TriZetto operating results and the amortization of the goodwill and other acquired intangibles. The allocation of the TriZetto purchase price has not yet been fully determined. As such, the pro forma income statements, included herein, do not reflect IMS's interest in the underlying operating results of its approximately 36% ownership interest in TriZetto Common Stock, nor the amortization of acquired intangible assets. The reported unaudited net losses of TriZetto for the six months ended June 30, 2000 and the twelve months ended December 31, 1999 were ($16,530) and ($7,927), respectively.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION

         The historical financial position has been derived from the Unaudited Condensed Consolidated Financial Position, as reported in IMS's Quarterly Report on Form 10-Q for the period ended June 30, 2000. The historical financial position has been adjusted to reflect the spin-off of Synavant on August 31, 2000. The pro forma adjusted financials are shown in the column entitled "Unaudited Pro Forma Adjusted for Synavant Spin-off". The pro forma impact of the Synavant transaction is separately disclosed in IMS's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 15, 2000.

         The unaudited pro forma adjustments reflect the sale of the assets and liabilities related to the Erisco business, based on the historical book values, as recorded by IMS as at June 30, 2000. These amounts are not necessarily indicative of the book value of assets and liabilities sold on October 3, 2000. In connection with the sale, IMS paid $32,000 of cash to TriZetto. This has been included in these pro formas via an increase in IMS's outstanding short-term debt and related interest expense.

         IMS will record its equity investment in TriZetto of approximately $130,000 in the fourth quarter of 2000. The equity investment will reflect IMS's residual approximately 36% interest in the net assets of Erisco, IMS's proportionate share of the tangible and intangible assets and the liabilities of TriZetto and goodwill. Management is currently evaluating the net assets acquired, including all intangibles and their respective amortization periods (with preliminary estimates from 5 to 7 years). The actual values attributable to goodwill and other intangibles will be based on consideration received less disposition costs and the fair values of IMS's proportionate interest in the tangible assets and liabilities of TriZetto on the date of acquisition. It is currently expected that underlying intangible assets will be a significant portion of the investment in TriZetto and the amortization of such intangibles will be reflected in the future earnings of IMS. No assurance can be given that the actual value of intangibles arising or the amortization periods will not be more or less than the amount or periods currently contemplated.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS

         The historical condensed consolidated income statement for the six month period ended June 30, 2000 has been derived from the Unaudited Condensed Consolidated Income Statement, as reported in IMS's Quarterly Report on Form 10-Q for the period ended June 30, 2000. The historical condensed consolidated income statement for the twelve month period ended December 31, 1999 has been derived from the Consolidated Income Statement as reported in IMS's Annual Report on Form 10-K for the year ended December 31, 1999. The historical income statements have been adjusted to reflect the spin-off of Synavant on August 31, 2000. The adjusted financials are shown in the column entitled "Unaudited Pro Forma Adjusted for Synavant Spin-off". The pro forma impact of the Synavant transaction is separately disclosed in IMS's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 15, 2000.

         The pro forma adjustments for the sale of Erisco reflect Erisco revenue, operating expenses, operating income, non-operating income and provision for taxes for the interim period ended June 30, 2000 and year ended December 31, 1999. These amounts do not reflect certain carve-out adjustments made in the preparation of Erisco's stand-alone audited financial statements included in TriZetto's proxy statement relating to the Erisco transaction. Such carve-out adjustments include primarily the tax provision on a separate company basis and the allocation of certain corporate overhead costs.

         Pro forma interest on the $32,000 short-term debt incurred to fund cash to Erisco at the sale date has been reflected in the unaudited pro forma condensed consolidated income statement. This interest expense would be $1,120 and $2,240 for the six months ended June 30, 2000 and the twelve months ended December 31, 1999 respectively, based on an interest rate of 7%.

         The adjustments to income taxes were computed on an IMS stand-alone basis excluding the Erisco business.

         As IMS is in the process of completing its assessment of the purchase price allocation related to its acquired approximately 36% interest in TriZetto, the pro forma income statements do not reflect the impact of the amortization of goodwill and other acquired intangible assets and its proportionate share of the operating results of TriZetto. As noted above, it is currently expected that underlying intangible assets will be a significant portion of the investment in TriZetto and the amortization of such intangibles will be reflected in the future earnings of IMS.

(c) Exhibits.

The following documents are filed as Exhibits to this report:

2.1 Agreement and Plan of Reorganization, dated as of May 16, 2000, by and among The TriZetto Group, Inc., Elbejay Acquisition Corp., IMS Health Incorporated, and ERISCO Managed Care Technologies, Inc. (previously filed as Exhibit 2.1 to IMS's Current Report on Form 8-K, filed May 17,
         2000).

99.1 Stockholder Agreement, dated as of October 2, 2000, by and between The TriZetto Group, Inc. and IMS Health Incorporated (previously filed as Exhibit C to IMS's Schedule 13D/A2, filed October 6, 2000).

99.2 Registration Rights Agreement, dated as of October 2, 2000, by and between The TriZetto Group, Inc. and IMS Health Incorporated (previously filed as Exhibit D to IMS's Schedule 13D/A2, filed October 6, 2000).

Item 8-9. Not Applicable.

                                   SIGNATURE


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           IMS HEALTH INCORPORATED



                                           By: /s/ James C. Malone
                                              ----------------------------------
                                              Name:  James C. Malone
                                              Title: Chief Financial Officer





Date:  October 18, 2000

EXHIBIT INDEX


2.1 Agreement and Plan of Reorganization, dated as of May 16, 2000, by and among The TriZetto Group, Inc., Elbejay Acquisition Corp., IMS Health Incorporated, and ERISCO Managed Care Technologies, Inc. (previously filed as Exhibit 2.1 to IMS's Current Report on Form 8-K, filed May 17,
         2000).

99.1 Stockholder Agreement, dated as of October 2, 2000, by and between The TriZetto Group, Inc. and IMS Health Incorporated (previously filed as Exhibit C to IMS's Schedule 13D/A2, filed October 6, 2000).

99.2 Registration Rights Agreement, dated as of October 2, 2000, by and between The TriZetto Group, Inc. and IMS Health Incorporated (previously filed as Exhibit D to IMS's Schedule 13D/A2, filed October 6, 2000).